UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

700 North Water Street
Milwaukee, WI 53202
(Address of principal executive offices)

Arnold Investment Counsel Incorporated
700 North Water Street
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 271-2726

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

The Primary
Income Fund

MILWAUKEE, WISCONSIN
DECEMBER 31, 2006

MESSAGE TO SHAREHOLDERS…

“…over the past few months, some cracks have appeared in the stock market in general and the small-to-mid-cap sectors in particular… The fact that volatility has become commonplace in these second-tier stocks and that they’ve led the charge on the downside leads us to believe that the leadership transition to the more defensive, large-cap names is beginning to flex its muscles and should become more apparent over the next few months… However, as card-carrying large-cap value investors, we welcome this shift in leadership because the Funds’ portfolios and, hence, you as shareholders, stand to benefit as large-cap stocks outperform, and outperform for what we anticipate to be quite a few years.”

The Primary Trend Funds
June 30, 2006 - Annual Report

The jury is still out on that shift in leadership that we spoke of in the Primary Trend Funds’ Annual Report. While those second-tier stocks (as measured by the Standard & Poor’s MidCap 400 Index and Standard & Poor’s SmallCap 600 Index) significantly underperformed their large-cap big brother (as measured by the Standard & Poor’s 500 Index) going into October, they kept pace in the final three months of the year and have actually shot to the head of the pack here in 2007.

We still view the recent resurgence by the small- and mid-cap stocks as all part of a longer term tug-of-war for market leadership that will eventually be seized by the blue chips. As we move further into 2007, we expect relative stock gains to mirror that of the latter half of 2006. For the six months ended 12/31/06, the S&P SmallCap 600 Index returned +6.89% and the S&P MidCap 400 Index returned +5.83%; the large-cap S&P 500 Index returned a much better +12.73%, however.

For the six months ended 12/31/06, the Primary Trend Funds generated the following total returns for shareholders:

The Primary Trend Fund	+10.07%
The Primary Income Fund	+12.30%

The Primary Trend Fund

Say “yes” to drug stocks. This may sound like a broken record, but again we are long-term value investors and the large-cap pharmaceutical sector is the most undervalued area of this stock market. Drug stocks still comprise the greatest sector concentration in the Primary Trend Fund with a 19.5% piece of the portfolio pie. This compares to the S&P 500 Composite’s weighting of only 12.2% (as of 12/31/06). Absolute and relative price-to-earnings valuations that are extremely attractive, combined with above-average dividend yields and an investor crowd expecting the worst from these companies, keeps us very constructive on our pharmaceutical holdings (Abbott Labs, Johnson & Johnson, Eli Lilly, Pfizer and Schering-Plough). In fact, recent takeover rumors surfaced early this year around our Bristol-Myers Squibb holding - so others may be finding value amongst the drug sector as well.

The Consumer Discretionary sector (at 17.1%) is our second largest investment theme in the Primary Trend Fund portfolio. This compares to the S&P 500 Composite’s weighting of 10.7%. Exposure in the Primary Trend Fund has increased from the 13.8% weighting on 6/30/06. We continue to hold an above-average position in media/entertainment stocks with investments in Blockbuster, Inc., CBS Corporation, Journal Communications, Marcus Corporation, News Corporation, and Tribune Company. Performance has been a mixed bag within this group. Late last summer, we identified the homebuilder stocks as a potential undervalued opportunity and we failed to act. With the benefit of hindsight, this was a mistake as the homebuilder sub-group has been the best performing industry in the Consumer

MESSAGE TO SHAREHOLDERS…(continued)

Discretionary sector since that time. We have added Home Depot recently to the portfolio as a play on the consumer shift from new construction to home improvement.

Considering that the S&P GIC Financials sector beat the market with a +15.6% total return in the latter half of 2006, the Primary Trend Fund’s lack of emphasis in the Financial sector has muted returns somewhat over that same timeframe. We continue to underweight the interest-sensitive sector at only 9.8% of the portfolio versus the S&P 500 Composite’s exposure of a whopping 22.3%. We do believe that the specter of inflation could throw a wrench in the financial works and create some pain in this overcrowded (in terms of investor popularity) sector. While underweighting the banks and brokerages has been a miscue in the recent past, we feel it could work in the Primary Trend Fund’s favor moving forward.

The Fund’s 5.8% exposure to the Energy sector and 7.5% weighting in Technology has not changed much over the past six months. Due to the lagging performance in both sectors and no signs of leadership surfacing, we expect any further investment in these areas to be minimal during the current bull market rally.

The Primary Income Fund

The “widow and orphan” stocks, also known as utilities, had another incredible run in the last six months of 2006. As measured by the Standard & Poor’s GIC Utilities Index, utilities returned +15.81%, outpacing the market itself. The Primary Income Fund’s heavy exposure to the electric and natural gas utility sector allowed it to keep pace with the S&P 500 Index benchmark. As of 12/31/06, the Fund had a 21.7% weighting in utility common stocks, along with an additional 7.3% in utility medium-term notes, giving it an overall 29.0% exposure. We have increased the portfolio’s investment in the water utility sub-group to 6.6% (American States Water, Aqua America and Middlesex Water) as a major long-term play on the opportunities for this specific niche.

The second-largest investment theme in the Primary Income Fund is its 19.4% weighting in the Healthcare sector. As with the Primary Trend Fund, we find the major pharmaceuticals to be one of the most neglected and undervalued industry groups in today’s current market environment. In addition to the drug holdings in the Primary Trend Fund, the Primary Income Fund also has a 3.8% investment in Wyeth. Rejuvenated pipelines and upside earnings surprises should be a driving force for the drug stocks in 2007 and beyond.

As of 12/31/06, the Primary Income Fund’s investment in fixed-income securities totaled 13.5%. In addition to the 7.3% in utility bonds, the Fund also has 6.2% of the portfolio devoted to cash and short-term instruments (less than two years). At this juncture, we feel the risk to extend maturities does not justify the reward; especially if interest rates climb further during the current economic expansion. Yields on the long-term 30-year U.S. Treasury bond are carving out a bottom that could propel yields to the 6 - 6.5% range - a move that would inflict significant damage on bondholders. We do not foresee the Primary Income Fund investing in long bonds anytime soon for that very reason and would rather error on the side of caution.

A Vintage Stock Market

Like wine, this bull market seems to be getting better with age. The cracks in the surface that started to materialize last summer have since been filled. The Dow Jones Industrial Average has reached a new all-time high near 12,800; the Dow Jones Transportation Average has blown through 5,100 on its way to an all-time high; and the Dow Jones Utility Average hit a new record above 470. This widespread strength, in unison, has given dyed-in-the-wool Dow Theorists an opportunity to pound the table with their bullish fists for the first time since 1999.

MESSAGE TO SHAREHOLDERS…(continued)

This underlying strength in the stock market doesn’t stop with the Dow averages either - the S&P MidCap, S&P SmallCap and Russell 2000 Index have all marched into new high territory as well. The Advance/Decline Indicator, a barometer of market breadth, has also confirmed across-the-board strength. This latest jaunt by the cyclical bull has been remarkably in sync. But this cyclical bull, we must remember, began back in late-2002/early-2003. We are entering some rarefied air at this stage of the game. Typically, the stock market tends to follow a four-year cycle from trough-to-trough - and based on the bottom made in 2002-03, this bull has defied history and is stretching the rubber band quite a bit.

However, the stock market has been visited by this defiant bull once before in recent history - in 1987. Will history repeat this time around? Doubtful. It rarely rehearses the same script - at least not to the letter. However, those who ignore it are doomed to repeat it.

We are cognizant of the risks in today’s environment and the fact that investor sentiment gets a little bit more complacent with each passing day and each new all-time high. At the same time, however, we recognize that this equity environment and economic arena have few potholes at the moment. But that is also the battle cry of the masses and as you are aware, we take little comfort in echoing the voice of a maddening crowd.

With that said, the major investment theme in 2007, regardless of the direction of the market, will be the transition from the more speculative secondary stocks to the more liquid blue-chip names. The Primary Trend Funds should be a major benefactor of this phenomenon, and we intend on capitalizing on this shift as the next few months unfold.

In our minds, we still view Ben Bernanke’s commandeering of the yield curve and its effect on the bond market as a major unknown. But more importantly, we are leery of the hedge fund industry’s vulnerability in a rising-rate environment and the esoteric and exotic by-products that seem to implode when markets go awry.

While risks do exist, they will probably be more centered in those areas that have experienced a more speculative binge or have a more illiquid component. For now, enjoy the bouquet of this vintage market - especially as it morphs into our value-oriented favor.

All of us at Arnold Investment Counsel are excited about the prospects for 2007 and look forward to exceeding the expectations of you, our shareholders in the Primary Trend Funds.

Sincerely,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Expense Example (unaudited)
For the Six Months Ended December 31, 2006

As a shareholder of the Primary Trend Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Primary Trend Fund			Primary Income Fund
			Expenses			Expenses
	Beginning	Ending	paid during	Beginning	Ending	paid during
	account	account	period	account	account	period
	value	value	7/1/06-	value	value	7/1/06-
	7/1/06	12/31/06	12/31/06[1]	7/1/06	12/31/06	12/31/06[1]
Actual	$1,000.00	$1,100.70	$8.15	$1,000.00	$1,123.60	$5.35
Hypothetical (5% return
before expenses)	1,000.00	1,017.24	7.83	1,000.00	1,019.96	5.09

1
Expenses are equal to the Funds’ annualized expense ratios (1.54% for the Trend Fund and 1.00% for the Income Fund), multiplied by the average account value over the period, and multiplied by 0.5041 (to reflect the one-half year period).

Portfolio of Investments
As of December 31, 2006 (unaudited)

The Primary Trend Fund

			Market
Shares		Cost	Value
	Common Stocks 86.1%
12,000	Abbott Laboratories (Pharmaceuticals)	$429,354	$584,520
9,000	Allstate Corp. (Insurance)	268,977	585,990
15,000	Anheuser-Busch Companies, Inc. (Beverages)	498,505	738,000
13,333	Aqua America, Inc. (Water Utilities)	250,312	303,726
15,000	AT&T, Inc. (Diversified Telecommunications)	360,250	536,250
20,000	Blockbuster, Inc. (Specialty Retail)	105,512	105,800
6,998	BP plc (Oil, Gas & Consumable Fuels)	143,640	469,566
25,000	Bristol-Myers Squibb Co. (Pharmaceuticals)	610,745	658,000
10,000	Campbell Soup Co. (Food Products)	299,630	388,900
20,000	CBS Corp. (Media)	569,600	623,600
12,000	Chubb Corp. (Insurance)	327,730	634,920
12,000	Coca-Cola Co. (Beverages)	512,540	579,000
14,000	Du Pont (E.I.) de Nemours & Co. (Chemicals)	585,106	681,940
7,000	Eli Lilly & Co. (Pharmaceuticals)	383,450	364,700
10,000	Famous Dave’s Of America, Inc. (Hotels Restaurants & Leisure) *	129,617	164,700
23,000	General Electric Co. (Industrial Conglomerates)	668,649	855,830
10,000	General Mills, Inc. (Food Products)	452,291	576,000
10,000	Home Depot, Inc. (Specialty Retail)	380,500	401,600
7,000	Johnson & Johnson (Pharmaceuticals)	299,250	462,140
10,000	Journal Communication, Inc. (Media)	118,438	126,100
16,000	Marcus Corp. (Hotels Restaurants & Leisure)	305,196	409,280
11,000	McDonald’s Corp. (Hotels Restaurants & Leisure)	220,071	487,630
28,000	Microsoft Corp. (Software)	738,458	836,080
10,000	News Corp. - Class B (Media)	151,475	222,600
12,000	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	121,944	585,960
8,000	PartnerRe Ltd. (Insurance)	266,855	568,240
30,000	Pfizer, Inc. (Pharmaceuticals)	725,808	777,000
30,000	Schering-Plough Corp. (Pharmaceuticals)	520,799	709,200
19,000	Tribune Co. (Media)	645,025	584,820
11,160	United Technologies Corp. (Aerospace & Defense)	231,525	697,723
	Total Common Stocks	11,321,252	15,719,815

(continued)

Portfolio of Investments (continued)
As of December 31, 2006 (unaudited)

The Primary Trend Fund (continued)

Principal			Market
Amount		Cost	Value
	Bonds and Notes 2.1%
$ 400,000	Alabama Power Co., 3.13%, 05/01/08	$398,230	$388,769
	Total Bonds and Notes	398,230	388,769
	Short-Term Investments 11.7%
2,131,189	US Bank Demand Note	2,131,189	2,131,189
	Total Short-Term Investments	2,131,189	2,131,189
	Total Investments 99.9%	$13,850,671	18,239,773
	Other Assets and Liabilities 0.1%		13,516
	Net Assets 100.0%		$18,253,289

* Non-income producing

Summary of Investments by Sector
Percent of
Sector	Investment Securities
Health Care	19.5%
Consumer Discretionary	17.1%
Consumer Staples	12.5%
Short-term (cash)	11.7%
Financials	9.8%
Industrials	8.5%
Energy	5.8%
Information Technology	4.6%
Utilities	3.8%
Materials	3.8%
Telecommunication Services	2.9%
Total Investments	100.0%

Top Ten Equity Holdings
Percent of
Security	Investment Securities
General Electric Co.	4.7%
Microsoft Corp.	4.6%
Pfizer, Inc.	4.3%
Anheuser-Busch Companies, Inc.	4.1%
Schering-Plough Corp.	3.9%
United Technologies Corp.	3.8%
Du Pont (E.I.) de Nemours & Co.	3.7%
Bristol-Myers Squibb Co.	3.6%
Chubb Corp.	3.5%
CBS Corp.	3.4%
Total	39.6%

See notes to financial statements.

Portfolio of Investments (continued)
As of December 31, 2006 (unaudited)

The Primary Income Fund

			Market
Shares		Cost	Value
	Common Stocks 86.4%
3,000	Abbott Laboratories (Pharmaceuticals)	$115,209	$146,130
2,000	Allstate Corp. (Insurance)	77,685	130,220
2,000	American States Water Co. (Water Utilities)	55,108	77,240
3,000	Anheuser-Busch Companies, Inc. (Beverages)	105,242	147,600
1,000	Apartment Investment & Management Co.
	(Real Estate Investment Trust)	14,554	56,020
5,000	Aqua America, Inc. (Water Utilities)	96,059	113,900
5,000	AT&T, Inc. (Diversified Telecommunications)	118,800	178,750
1,600	BP plc (Oil, Gas and Consumable Fuels)	43,379	107,360
4,000	Bristol-Myers Squibb Co. (Pharmaceuticals)	102,832	105,280
4,000	CBS Corp. (Media)	113,920	124,720
2,000	Chubb Corp. (Insurance)	54,455	105,820
1,000	Coca-Cola Co. (Beverages)	46,940	48,250
2,000	DPL, Inc. (Electric & Gas Utilities)	22,926	55,560
2,691	DTE Energy Co. (Electric & Gas Utilities)	115,541	130,271
3,000	Du Pont (E.I.) de Nemours & Co. (Chemicals)	129,960	146,130
1,000	Eli Lilly & Co. (Pharmaceuticals)	54,450	52,100
5,000	General Electric Co. (Industrial Conglomerates)	146,280	186,050
1,000	Home Depot, Inc. (Specialty Retail)	38,050	40,160
2,000	McDonald’s Corp. (Hotels Restaurants & Leisure)	36,340	88,660
5,000	Microsoft Corp. (Software)	134,812	149,300
4,000	Middlesex Water Co. (Water Utilities)	81,100	74,920
2,000	Occidental Petroleum Corp. (Oil, Gas and Consumable Fuels)	21,725	97,660
4,000	Otter Tail Corp. (Electric & Gas Utilities)	107,345	124,640
6,000	Pfizer, Inc. (Pharmaceuticals)	154,539	155,400
7,000	Schering-Plough Corp. (Pharmaceuticals)	118,890	165,480
2,000	Sempra Energy (Electric & Gas Utilities)	31,181	112,080
2,000	US Bancorp (Commercial Banks)	56,660	72,380
3,000	Vectren Corp. (Electric & Gas Utilities)	64,302	84,840
2,000	Verizon Communications, Inc. (Diversified Telecommunications)	60,960	74,480
2,000	Waste Management, Inc. (Commercial Services & Supplies)	59,920	73,540
2,000	Wisconsin Energy Corp. (Electric & Gas Utilities)	50,848	94,920
3,000	Wyeth (Pharmaceuticals)	133,680	152,760
	Total Common Stocks	2,563,692	3,472,621

(continued)

Portfolio of Investments (continued)
As of December 31, 2006 (unaudited)

The Primary Income Fund (continued)

Principal			Market
Amount		Cost	Value
	Bonds and Notes 11.0%
	Corporate Bonds
$ 100,000	Alabama Power Co., 3.13%, 05/01/08	$99,527	$97,192
100,000	Florida Power & Light Co., 4.85%, 02/01/13	96,933	97,975
150,000	General Electric Capital Corp., 4.65%, 06/11/08	150,000	148,936
100,000	Georgia Power Co., 5.25%, 12/15/15	97,897	99,062
	Total Bonds and Notes	444,357	443,165
	Short-Term Investments 2.5%
	Variable Rate Demand Notes
99,904	US Bank Demand Note
	5.10%, 01/04/07	99,904	99,904
	Total Short-Term Investments	99,904	99,904
	Total Investments 99.9%	$3,107,953	4,015,690
	Other Assets and Liabilities 0.1%		1,924
	Net Assets 100.0%		$4,017,614

Summary of Investments by Sector
Percent of
Sector	Investment Securities
Utilities	29.0%
Health Care	19.4%
Financials	12.8%
Industrials	6.5%
Consumer Discretionary	6.3%
Telecommunication Services	6.3%
Energy	5.1%
Consumer Staples	4.9%
Information Technology	3.7%
Materials	3.6%
Short-term (cash)	2.5%
Total Investments	100.0%

Top Ten Equity Holdings
Percent of
Security	Investment Securities
General Electric Co.	4.6%
AT&T, Inc.	4.5%
Schering-Plough Corp.	4.1%
Pfizer, Inc.	3.9%
Wyeth	3.8%
Microsoft Corp.	3.7%
Anheuser-Busch Companies, Inc.	3.7%
Abbott Laboratories	3.6%
Du Pont (E.I.) de Nemours & Co.	3.6%
DTE Energy Co.	3.2%
Total	38.7%

See notes to financial statements.

Statements of Assets And Liabilities
December 31, 2006 (unaudited)

	The Primary	The Primary
	Trend Fund	Income Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$15,719,815	$3,472,621
Bonds and Notes	388,769	443,165
Short-Term Investments	2,131,189	99,904
Total Investments (Cost $13,850,671 and $3,107,953, respectively)	18,239,773	4,015,690
Dividends Receivable	21,230	7,266
Interest Receivable	10,997	3,779
Capital Shares Receivable	—	100
Prepaid Expenses and Other Assets	6,610	4,309
Total Assets	18,278,610	4,031,144

Liabilities:
Accrued Investment Advisory Fees	11,475	7,438
Administration and Accounting Fees	3,613	2,711
Professional Fees	3,510	2,895
Other	6,723	486
Total Liabilities	25,321	13,530
Net Assets	$18,253,289	$4,017,614

Shares Outstanding	1,350,946	294,569
Net Asset Value Per Share	$13.51	$13.64
Net Assets Consist of:
Capital Stock (30,000,000 shares authorized each)	$13,581,225	$3,112,265
Undistributed Net Investment Income (Loss)	(889)	(351)
Undistributed Net Realized Gain (Loss)	283,851	(2,037)
Net Unrealized Appreciation of Investments	4,389,102	907,737
Net Assets	$18,253,289	$4,017,614

See notes to financial statements.

Statements of Operations
For the Six Months Ended December 31, 2006 (unaudited)

	The Primary	The Primary
	Trend Fund	Income Fund
Income:
Interest	$59,986	$14,537
Dividends	194,137	52,205
Total Income	254,123	66,742

Expenses:
Investment Advisory Fees (Note 3)	66,011	15,175
Administration and Accounting Fees	21,447	16,085
Shareholder Servicing Costs	17,948	7,631
Professional Fees	13,729	12,456
Printing	6,434	3,174
Registration Fees	4,292	2,784
Custodial Fees	2,254	820
Pricing	1,508	1,605
Insurance	1,380	330
Directors	969	926
Postage	903	304
Other	434	150
Total Expenses Before Reimbursement	137,309	61,440
Less Expenses Reimbursed By Adviser (Note 3)	—	(40,932)
Net Expenses	137,309	20,508
Net Investment Income	116,814	46,234
Net Realized Gain on Investments	455,788	129,766
Change in Net Unrealized Appreciation of Investments	1,132,306	295,017
Net Realized and Unrealized Gain on Investments	1,588,094	424,783
Net Increase in Net Assets From Operations	$1,704,908	$471,017

See notes to financial statements.

Statements of Changes in Net Assets

	The Primary		The Primary
	Trend Fund		Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31,	June 30,	December 31,	June 30,
	2006	2006	2006	2006
	(unaudited)		(unaudited)
Operations:
Net Investment Income	$116,814	$296,904	$46,234	$97,535
Net Realized Gain
on Investments	455,788	765,393	129,766	115,423
Change in Net Unrealized Appreciation
(Depreciation) of Investments	1,132,306	(27,842)	295,017	(87,683)
Net Increase in Net
Assets from Operations	1,704,908	1,034,455	471,017	125,275
Distributions to Shareholders:
From Net Investment Income	(326,387)	(152,106)	(46,063)	(100,035)
From Net Realized Gains	(843,044)	(706,269)	(222,843)	(67,853)
Decrease in Net Assets
from Distributions	(1,169,431)	(858,375)	(268,906)	(167,888)
Fund Share Transactions:
Proceeds from Shares Sold	186,476	283,123	17,878	95,468
Reinvested Distributions	1,085,217	805,621	244,936	149,227
Cost of Shares Redeemed	(755,503)	(1,269,283)	(398,283)	(286,674)
Net Increase (Decrease) in Net Assets
from Fund Share Transactions	516,190	(180,539)	(135,471)	(41,979)
Total Increase (Decrease) in
Net Assets	1,051,667	(4,459)	66,640	(84,592)
Net Assets:
Beginning of Period	17,201,622	17,206,081	3,950,974	4,035,566
End of Period	$18,253,289	$17,201,622	$4,017,614	$3,950,974
Undistributed Net Investment
Income (Loss) at End of Period	$(889)	$208,684	$(351)	$—
Transactions in Shares:
Sales	13,983	22,181	1,316	7,451
Reinvested Distributions	84,371	64,077	18,150	11,486
Redemptions	(56,866)	(99,219)	(28,997)	(22,247)
Net Increase (Decrease)	41,488	(12,961)	(9,531)	(3,310)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended
	December 31,	Year Ending June 30,
	2006	2006	2005	2004	2003	2002
	(unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$13.14	$13.01	$13.09	$11.30	$11.84	$12.39
Net Investment Income	0.41	0.22	0.08	0.05	0.04	0.05
Net Realized and Unrealized
Gain (Loss) on Investments	0.86	0.56	0.44	1.86	(0.03)	(0.39)
Total from Investment Operations	1.27	0.78	0.52	1.91	0.01	(0.34)
Less Distributions:
From Net Investment Income	(0.25)	(0.11)	(0.06)	(0.03)	(0.05)	(0.12)
From Net Realized Gains	(0.65)	(0.54)	(0.54)	(0.09)	(0.50)	(0.09)
Total Distributions	(0.90)	(0.65)	(0.60)	(0.12)	(0.55)	(0.21)
Net Increase (Decrease)	0.37	0.13	(0.08)	1.79	(0.54)	(0.55)
Net Asset Value, End of Period	$13.51	$13.14	$13.01	$13.09	$11.30	$11.84
Total Investment Return	10.07%*	6.26%	4.27%	17.05%	0.34%	(2.77%)
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$18,253	$17,202	$17,206	$16,714	$14,892	$15,963
Ratio of Net Expenses to Average Net Assets	1.54%	1.53%	1.48%	1.49%	1.60%	1.44%
Ratio of Net Investment Income
to Average Net Assets	1.31%	1.74%	0.67%	0.39%	0.41%	0.41%
Portfolio Turnover	10.1%	28.9%	37.5%	31.7%	27.5%	34.4%

* Not annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended
	December 31,	Year Ending June 30,
	2006	2006	2005	2004	2003	2002
	(unaudited)
The Primary Income Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$12.99	$13.13	$12.28	$11.25	$11.90	$12.22
Net Investment Income	0.22	0.32	0.25	0.22	0.25	0.28
Net Realized and Unrealized
Gain (Loss) on Investments	1.08	0.09	0.85	1.03	(0.65)	(0.32)
Total from Investment Operations	1.30	0.41	1.10	1.25	(0.40)	(0.04)
Less Distributions:
From Net Investment Income	(0.22)	(0.33)	(0.25)	(0.22)	(0.25)	(0.28)
From Net Realized Gains	(0.43)	(0.22)	—	—	—	—
Total Distributions	(0.65)	(0.55)	(0.25)	(0.22)	(0.25)	(0.28)
Net Increase (Decrease)	0.65	(0.14)	0.85	1.03	(0.65)	(0.32)
Net Asset Value, End of Period	$13.64	$12.99	$13.13	$12.28	$11.25	$11.90
Total Investment Return	12.30%*	3.21%	9.01%	11.23%	(3.20%)	(0.37%)
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$4,018	$3,951	$4,036	$3,819	$3,534	$3,680
Ratio of Net Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income
to Average Net Assets	2.26%	2.46%	1.98%	1.91%	2.36%	2.27%
Ratio of Total Expenses to Average Net Assets	3.00%	2.97%	3.92%	2.84%	3.06%	2.78%
Portfolio Turnover	13.2%	21.7%	28.2%	23.8%	30.5%	21.5%

* Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2006 (unaudited)

1.	Organization

The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds.

a.
Securities listed on a national securities exchange are valued at the last sale price. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the last bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

d.
Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2006 (unaudited)

The tax character of distributions paid during the fiscal years ended June 30, 2006 and 2005 were as follows:

	The Primary Trend Fund		The Primary Income Fund
	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$152,106	$303,340	$100,035	$75,580
Net long-term capital gains	706,269	468,530	67,853	—
Total taxable distributions	858,375	771,870	167,888	75,580
Total distributions paid	$858,375	$771,870	$167,888	$75,580

For the year ended June 30, 2006, the Trend Fund and the Income Fund designated $706,269 and $67,853 as long-term capital gain distributions, respectively, for purposes of the dividends paid deduction.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2006. For the six months ended December 31, 2006, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. For the six months ended December 31, 2006, the Income Fund incurred investment advisory fees and other expenses, net of expense reimbursements, totaling $15,175. The fee waiver resulted in a $0.14 per share increase in net investment income for the Income Fund for the six months ended December 31, 2006.

4.	Purchases and Sales of Securities

Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2006 were as follows:

	The Primary	The Primary
	Trend Fund	Income Fund
Purchases	$1,584,608	$515,950
Sales	1,839,362	793,781

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2006 (unaudited)

5.	Tax Information

At December 31, 2006, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,850,671 and $3,107,953, for the Trend and Income Funds, respectively, were as follows:

	The Primary	The Primary
	Trend Fund	Income Fund
Unrealized appreciation	$4,485,828	$922,066
Unrealized depreciation	(96,726)	(14,329)
Net appreciation on investments	$4,389,102	$907,737

As of June 30, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	The Primary	The Primary
	Trend Fund	Income Fund
Undistributed ordinary income	$208,684	$—
Undistributed long-term capital gains	671,107	90,518
Accumulated earnings	879,791	90,518
Unrealized appreciation (depreciation)	3,256,796	612,720
Total accumulated earnings (deficit)	$4,136,587	$703,238

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority to the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2006, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement

On December 15, 2006, the Board of Directors of The Primary Trend Fund, Inc. and The Primary Income Fund, Inc. approved the continuation of each Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. ("Adviser"). Prior to approving the continuation of the agreements, the Board considered:

•	The nature, extent and quality of the services provided by the Adviser
•	The investment performance of the Funds
•	The cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds
•	The expense ratios of the Funds
•	The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions from the Funds. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds.

The Directors also considered whether the investment advisory agreement fee schedules should be adjusted for an increase in assets under management. They concluded that breakpoints for the Funds were not warranted at this time given the anticipated growth of the Funds in the next year and other factors considered.

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www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
700 North Water Street
Milwaukee, Wisconsin 53202
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT AUDITORS
BKD, LLP
2800 Post Oak Boulevard, Suite 3200
Houston, Texas 77056

LEGAL COUNSEL
Foley &Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD ™
MUTUAL FUND
COUNCIL

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11. Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
March 6, 2007

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
March 6, 2007